Capital Financial Holdings, Inc.

NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

ANNUAL MEETING TO BE HELD
June 9, 2010

Capital Financial Holdings, Inc.

1 MAIN STREET NORTH
MINOT, ND 58703
(701) 837-9600

April 27, 2010

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, commencing at 9:00 a.m., local time, on Wednesday, June 9, 2010.

The Secretary's Notice of Annual Meeting and the Proxy Statement, which follow, describe the matters to come before the Meeting. During the Meeting, we will also review the activities of the past year and items of general interest about the Company.

We hope that you will be able to attend the Meeting in person, and we look forward to seeing you. Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Meeting. You may revoke the Proxy and vote in person at that time if you so desire.

Sincerely,

/s/ Bradley P. Wells

Bradley P. Wells

Chief Executive Officer and President

Capital Financial Holdings, Inc.

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 9, 2010

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held June 9, 2010

The Notice of 2010 Annual Meeting, Proxy Statement and 2009 Annual Report
to Shareholders are available at www.capitalfinancialholdings.com/proxy

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Capital Financial Holdings, Inc. fka Integrity Mutual Funds, Inc., (the "Company"), a North Dakota corporation, will be held on June 9, 2010, at 9:00 a.m., local time, at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, for the following purposes:

1.	To elect the Board of Directors of the Company.

2.	To ratify the selection of Brady, Martz & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2010.

3.	To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

Only shareholders of record at the close of business on April 26, 2010, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the Proxy Statement.

The Board of Directors of the Company is soliciting the enclosed Proxy. The Board of Directors recommends that you vote in favor of the proposed items. Your vote is important.

By Order of the Board of Directors

/s/ Jacqueline L. Case

Jacqueline L. Case

Secretary

Minot, North Dakota

Dated: April 27, 2010

YOUR PROXY AND RETURN ENVELOPE ARE ENCLOSED WITH THIS NOTICE. IN ORDER TO ASSURE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING, EACH SHAREHOLDER IS ASKED TO SIGN AND RETURN HIS OR HER PROXY IN THE ENCLOSED ENVELOPE. EVERY PROXY IS IMPORTANT, WHETHER YOU OWN A FEW OR MANY SHARES. PLEASE DO IT TODAY.

Capital Financial Holdings, Inc.

1 MAIN STREET NORTH
MINOT, ND 58703
(701) 837-9600

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 9, 2010

GENERAL INFORMATION

The enclosed Proxy is being solicited by the Board of Directors ("Board") of Capital Financial Holdings, Inc. fka Integrity Mutual Funds, Inc. (the "Company"), a North Dakota corporation, for use in connection with the Annual Meeting of Shareholders on June 9, 2010, at 9:00 a.m. local time (the "Meeting") at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, and at any postponement or adjournment thereof. Only shareholders of record as of the close of business on April 26, 2010 (the "Record Date") will be entitled to vote at the Meeting or any postponement or adjournment thereof. When the accompanying Proxy (each, a "Proxy") is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY A RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

The address of the principal executive office of the Company is 1 Main Street North, Minot, North Dakota 58703. This Proxy Statement and the Board's form of Proxy are being mailed to shareholders on or about April 27, 2010. Concurrent with the mailing of this Statement, the Company is furnishing to shareholders its Annual Report for its fiscal year ended December 31, 2009.

The Company is bearing all costs of soliciting Proxies and expressly reserves the right to solicit Proxies otherwise than by mail. Telephone, telegraph, facsimile or other personal solicitations of certain shareholders and brokers may follow the solicitation of Proxies by mail by one or more of the directors, by officers or by employees of the Company. The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

As of April 26, 2010, the Company had outstanding 14,455,943 common shares, $0.0001 par value, with each share being entitled to one vote, except for the election of directors, when shareholders are entitled to cumulate their votes. Representation of a majority of the Company's shares outstanding on such date, either in person or by Proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting, A shareholder voting through a Proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the Meeting and is, in effect, casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote on a certain proposal shall not be considered present and entitled to vote on such proposal.

Because many of the Company's shareholders may be unable to attend the Meeting in person, our Board solicits Proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

(1)	read this Proxy Statement carefully;

(2)	specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

(3)	sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING

What is being voted on at the Meeting?

The Company's Board is asking shareholders to consider two items at this Meeting:

•	To elect four directors to the Company's Board of Directors;

•	To ratify the selection of Brady, Martz & Associates, P.C., as the Company's independent auditors for the fiscal year ending December 31, 2010.

Who can vote at the Meeting?

Our Board has set April 26, 2010, as the Record Date for the Meeting. Only persons holding shares of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. Each share will be entitled to one vote on each matter properly submitted for vote to our shareholders at the Meeting. On the Record Date, there were approximately 14,455,943 common shares outstanding held by a total of 750 shareholders of record. Therefore, there are a total of approximately 14,455,943 votes that will be entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

A quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares that are represented, because each share has one vote per share. To have a quorum, we need more than 50% of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a Proxy but does not have authority to vote a customer's shares on one or more matters) on any proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each vote will be tabulated separately.

How do I vote?

If you complete and properly sign the accompanying Proxy form and return it to us, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked or if no instructions are specified, shares represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares in certificate form, and you attend the Meeting, you may deliver your completed Proxy form in person. If you hold your shares in "street name," that is, if you hold your shares through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a Proxy form from the institution that holds your shares.

Can I change my vote after I return my Proxy form?

Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with our Secretary, at the address at the top of page 1, either a written notice of revocation or a duly executed Proxy bearing a later date or you may vote in person at the Meeting. The powers of the Proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted Proxy.

Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

Proposal No. l. Election of Directors. The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors. Shareholders are entitled to cumulate votes with respect to the election of directors only in accordance with the procedure described under Proposal No. l herein.

Proposal No. 2. Ratification of Auditors. An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for ratification of the selection of Brady, Martz & Associates, P.C. as independent auditors for the fiscal year ending December 1, 2010.

While affirmative abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, with respect to Proposal No. 2 broker non-votes are not counted for purposes of determining whether the proposal has been approved. Therefore, for those matters affirmative abstentions will have the same effect as a vote against the proposal.

Votes cast by Proxy will be tabulated by our internal accounting department. The independent persons appointed by the Company to act as election inspectors for the Meeting will count votes cast by Proxy or in person at the Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Meeting to be held on June 9, 2010, and at any and all postponements or adjournments thereof, it is intended that the Company's shares represented by properly executed Proxies that are enclosed herewith will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board of the Company and all of the nominees have indicated a willingness to serve as a director, if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until the earlier of removal, resignation, death or disqualification. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

On March 25, 2010 the Board of Directors approved pursuant to the Bylaws of the Company, a reduction in the number of directors from five to four. In accordance with the Bylaws of the Company when the number of directors is reduced, the current directors continue to serve until the expiration of their terms and therefore the number of directors will remain at five until the Annual Meeting of Shareholders of the Company.

On March 25, 2010 Mr. Vance Castleman announced his retirement from the Board of Directors effective upon the Annual Meeting of Shareholders of the Company. As a result, Mr. Castleman will not be a director nominee at the Annual Meeting of Shareholders.

The directors have voted to nominate four directors for election to hold offices for a one-year term until the next Annual Meeting of Shareholders or until their successors are elected and qualified. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the four nominees named below.

Following is certain information regarding the nominees for director:

NAME	AGE	TERM OF OFFICE WITH THE COMPANY	POSITIONS AND OFFICES WITH THE COMPANY

Vaune M. Cripe	50	5-27-05 to Present	Director

Jeffrey A. Cummer	52	6-01-06 to Present	Director

Gregory G. Philipps	43	5-30-08 to Present	Director

Myron D. Thompson	65	3-20-98 to Present	Director

Cumulative voting is permitted in the election of directors in accordance with the following procedure:

Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of such intent to any officer of the Company before the Meeting or the presiding officer at the Meeting at any time before the election of directors, in which case:

1.	The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

2.

Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company's shares could elect all of the directors. It is expected that the Proxies received by the directors' nominees will be voted, except to the extent that authority is withheld on any Proxy as to all of one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five years, directorships and certain other affiliations and information are set forth below:

Vaune M. Cripe—Senior Vice President, American Bank Center, Dickinson, ND, (1996 - Present); Director, Capital Financial Holdings, Inc. fka Integrity Mutual Funds, Inc., (2005 - Present); Secretary/Treasurer, Stark County Job Development Authority (1999 - Present); Member, North Dakota National Guard Family Advisory Board (2005 - 2009); Certified Public Accountant, (1993 - Present); Treasurer, North Dakota Banker's Association (2008 - Present); Director, St. Joseph's Hospital and Health Center (2009 - Present); and Director, Dickinson State University Foundation (2007 - Present)

Jeffrey A. Cummer—President and Senior Portfolio Manager, SMH Capital Advisors, Inc., (1989 - Present); President and Director, Select Partners Limited (Cayman) (1999 - Present); CEO, Chairman and Director of Xponential, Inc., (2002 - Present); Chairman (2007 - Present) and Director (2006 - Present), Capital Financial Holdings, Inc. fka Integrity Mutual Funds, Inc.; Chairman, PawnMart, Inc; (2002 - Present)

Gregory G. Philipps—President, Pension Fund Evaluations, Inc., (2001 - Present); Director, Integrity Mutual Funds, Inc., (2008 - Present).

Myron D. Thompson—President, CEO and Director, Food Management Investors, Inc., a.k.a. FMI, Inc., (1990 - Present); President and Director, Apple Core Enterprises, Inc., (1990 - Present); President and Director, Labor Force of MN, Inc., (1989 - 2009); General Partner, Dakota Apple Partnership (1994 - Present); President, Director and Member, Village Ventures, LLC (1995 - Present); Director, Capital Financial Holdings, Inc. fka Integrity Mutual Funds, Inc., (1998 - Present); President, Director and Member, Ventures North, LLC (2002 - Present); President, Director and Member, VI Ventures, LLC (2003 - Present); Director, Officer and Member, Prairie Funding, Inc., (2002 - 2009); Stockholder , Command Labor (2003 - Present); President, Director and Member, Apple Properties, LLC (2004 - Present); President, director and Member, Spaceship Enterprises, LLC (2005 - Present); and President, Director and member, Badlands Restaurants, LLC (2005 - Present)

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the directors are related to any other director or to any executive officer of the Company.

Jeffrey A. Cummer was appointed a director of the Company on June 1, 2006. The Company paid monthly sub-advisory fees to SMH Capital Advisors, Inc., for advisory services provided to the Integrity High Income Fund and Integrity Total Return Income Fund. These payments were discontinued on May 4, 2008, the date on which the sub-advisory arrangement with SMH Capital Advisors was terminated. The Company also paid a monthly sub-advisory fee to SMH Capital Advisors for advisory services provided to the Integrity All Season Fund until November 30, 2007. Mr. Cummer is president and senior portfolio manager of SMH Capital Advisors. Sub-advisory payments made to SMH Capital Advisors totaled $0 in 2009, $246,247.81 in 2008.

In May of 2006, Xponential, Inc. issued a tender offer to purchase up to 3,000,000 shares of the Company's common shares at a purchase price of $0.40 per share. At the close of the tender offer, Xponential had obtained 1,323,642 shares, representing, at that time, approximately 9.76% of the Company's outstanding common shares. As of March 17, 2010, Xponential owned 1,663,642 shares, representing approximately 11.51% of the Company's common shares. Mr. Cummer is CEO, Chairman of the Board and a Director of Xponential.

In October of 2006, the Company issued a $950,000 convertible promissory note to PawnMart, Inc., in a private placement. The unsecured note carries an interest rate of 6.5% per annum, payable semi-annually, and matures on October 15, 2016. The holder of the note has the right, at any time after October 15, 2009, to convert the note in whole or in part, into $0.0001 par value common shares of the Company. The conversion price shall be equal to $0.50 per share. The entire principal amount of this note shall be automatically converted into common shares at the conversion price on October 15, 2016. PawnMart also holds 3,050,000 convertible preferred shares. PawnMart is a wholly owned subsidiary of Xponential. Mr. Cummer is Chairman of the Board of PawnMart.

CORPORATE GOVERNANCE

Committees of the Board of Directors and Meeting Attendance

During the fiscal year ended December 31, 2009, four regular meetings of the Board were held. Each director attended at least 75% of the Board meetings, including committee meetings on which the Board member served during this period. The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Nominating Committee, the Audit Committee and the Compensation Committee. Each of the committees is comprised solely of non-employee, independent directors. The table below shows current membership for each of the standing Board committees.

Nominating Committee	Audit Committee	Compensation Committee

Vaune M. Cripe	Myron D. Thompson	Vance A. Castleman

Vance A. Castleman	Vaune M. Cripe	Vaune M. Cripe

Myron D. Thompson	Greg G. Philipps

Nominating Committee

The Company has established a nominating committee of the Board. The Nominating Committee is composed of Vaune Cripe, Vance Castleman and Myron Thompson. The Nominating Committee does not have a formal, consistent policy for the nominating process and no charter governing the nominating process. The Nominating Committee will consider all nominees equally, including candidates recommended by shareholders.

The Nominating Committee will identify potential nominees based on specified objectives in terms of the composition of the Board, taking into account such factors as industry experience and areas of expertise. Nominees will be evaluated on the basis of their experience, judgment, integrity, ability to make independent inquiries, understanding of the Company's business and willingness to devote adequate time to Board duties.

Audit Committee

The Company has established a separately designated standing audit committee established in accordance with the Securities Exchange Act of 1934, as amended. The Audit Committee is currently composed of, Vaune Cripe, Myron Thompson and Greg Philipps, each of whom meet the independence requirements of the SEC with respect to audit committee membership. Ms. Cripe was appointed by the Audit Committee to serve as its financial expert due to her qualifications, experience and certifications. The primary function of the Audit Committee is to fulfill its responsibility of overseeing management's conduct of the financial reporting process, the annual independent audit of the Company's financial statements, and reviewing the financial reports provided by the Company. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by management, meets privately with the independent accountants to discuss all pertinent matters and reports to the Board regarding its activities. The Audit Committee held four regular meetings in 2009.

The Audit Committee has adopted a formal, written charter, which was amended on March 9, 2004. The charter specifies the scope of the Audit Committee's responsibilities and how it should carry out those responsibilities. The charter also outlines the Audit Committee's pre-approval policies and procedures that require the Audit Committee to review and approve, in advance, fees proposed to be charged to the Company by the auditors for each audit and non-audit service. A copy of the written charter, as amended, is attached as Exhibit A to the Company's proxy statement delivered to shareholders for the Annual Meeting of Shareholders held June 9, 2010.

Report of Audit Committee

The Audit Committee met to review the audited financials for the fiscal year ended December 31, 2009, with members of management and the independent accountants. Included in the discussions were issues regarding matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. Additionally, the independent accountants discussed with the Audit Committee new accounting policies, management's judgments and use of accounting estimates in the preparation of the financial statements and significant audit adjustments. Annually, the independence of the auditors is discussed and the auditors provide information regarding their independence required by Independence Standards Board No. 1, as may be modified or supplemented. Based upon a thorough discussion of the aforementioned, the Audit Committee has recommended to the full Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year 2009.

Vaune Cripe

Myron Thompson

Greg Philipps

Compensation Committee

The Company's Compensation Committee is composed of Vance Castleman and Vaune Cripe, each "independent" members of the Board, as defined by the NASDAQ Stock Market, Inc. The Compensation Committee held one meeting during the last fiscal year. The Committee reviews and recommends executive salaries and any share based compensation plans. The Committee has not adopted a formal, consistent policy for the compensation review process and no charter governing the process.

EXECUTIVE COMPENSATION

The following table sets forth compensation information for the Company's Named Executive Officers for services rendered in all capacities to the Company and its subsidiaries in fiscal year 2009.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Bradley P. Wells, Chief Executive Officer and President	2009	175,618		0	0	0	0	33,969	209,587

(1)	Compensation paid for broker recruiting efforts pursuant to the terms of Mr. Wells' employment agreement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Bradley P. Wells, Chief Executive Officer and President	40,000 (1) 40,000 (1) 40,000 (1) 40,000 (1) 40,000 (1) 205,000 (2)	0 0 0 0 0 0	0 0 0 0 0 0	0.40 0.51 0.39 0.45 1.05 1.00	Perpetual Perpetual Perpetual Perpetual Perpetual 10/31/2014	0 0 0 0 0 0	0 0 0 0 0 0	0 0 0 0 0 0

Robert E. Walstad, Chief Executive Officer - Retired	50, 000 400,000 (3) 60,000 (3) 60,000 (3) 60,000 (3) 60,000 (3) 60,000 (3) 60,000 (3)	0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0	0.60 0.425 0.40 0.42 0.51 0.35 0.50 0.72	06/28/2014 Perpetual Perpetual Perpetual Perpetual Perpetual Perpetual Perpetual	0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0

(1)	Option grants awarded on June 1st of each year beginning in 2003 through 2007, respectively, at the discretion of the Board based upon annual good faith reviews.

(2)	Options awarded on December 31, 2004 pursuant to the terms of Mr. Wells' employment agreement.

(3)	Option grants awarded on September 1st of each year beginning in 2001 through 2007, respectively, at the discretion of the Board based upon annual good faith reviews.

FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT ACCOUNTANT

Audit and Non-Audit Fees

During the fiscal year ended December 31, 2009, Brady, Martz & Associates, P.C. ("Brady Martz"), the Company's independent auditors and principal accountant, billed the Company the fees set forth below. The Audit Committee has considered and determined that the provision of the non-audit services rendered to the Company by Brady Martz during the Company's fiscal year 2009 was compatible with maintaining the independence of Brady Martz.

The following table presents fees for professional audit services rendered by Brady Martz for the audit of the Company's annual financial statements for the years ended December 31, 2008 and 2009, and fees billed for other services rendered by Brady Martz.

	2008	2009
Audit Fees (1)	$84,045	$95,676
Audit-Related Fees (2)	4,830	0
Tax Fees (3)	16,900	16,900
All Other Fees	0	0

(1)

Audit Fees consist of fees for professional services rendered for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees are fees principally for professional services rendered for the annual review of Integrity Fund Services, Inc., and due diligence and technical accounting consulting and research.

(3)

Tax services fees consist of compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice. Tax service fees also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT
AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

The Audit Committee's policy is to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Vance A. Castleman	5,650	0	0	0	0	0	5,650

Vaune M. Cripe	8,800	0	0	0	0	0	8,800

Jeffrey A. Cummer	17,400	0	0	0	0	0	17,400

Gregory G. Philipps	7,800	0	0	0	0	0	7,800

Myron D. Thompson	8,000	0	0	0	0	0	8,000

Each director (other than those directors who are also employees of the Company) receives cash compensation for their service as directors and committee members of the Company. The Chairman of the Board, Jeffrey Cummer, received cash compensation of $17,400 for the year 2009. Directors Castleman, Cripe, Philipps, and Thompson each received cash compensation of $5,650, $8,800, $7,800, $8,000, respectively for the year 2009. In addition, Board members were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.

EXECUTIVE OFFICERS

The named executive officer of the Company for fiscal 2009 was Bradley P. Wells.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2009.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 17, 2010, the ownership of shares of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding voting securities of the Company, each director, each executive officer named in the Summary Compensation Table on page 8, and all executive officers and directors as a group.

Name Of Beneficial Owner Or Identity Of Group	Amount And Nature Of Beneficial Ownership (1) As Of March 17, 2010	Percentage Of Outstanding Shares (2)

Vaune M. Cripe	4,838	*
Jeffrey A. Cummer	7,733,318 (3)	39.85%
Gregory G. Philipps	0	*
Myron D. Thompson	311,000 (4)	2.15%

Vance A. Castleman	343,180 (5)	2.37%
Bradley P. Wells	415,149 (6)	2.87%
Executive officers and directors as a group (9 persons)	8,807,485 (7)	60.93%

Shareholders known by the Company to own 5% or more of the outstanding voting securities
Robert Walstad	2,501,178 (8)	15.05%
Jerry J. Szilagyi	2,737,829 (9)	16.64%
Trace Partners, LP	972,014	6.72%

____________________

* Less than 1% owned.

(1)	Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.

(2)

For each executive officer or director included in the table, percentage of outstanding shares is calculated by dividing the number of common shares beneficially owned by such officer or director by the 14,455,943 common shares the Company had outstanding on March 17, 2010 and the number of shares that each officer or director had the right to acquire within 60 days of the record date. This percentage assumes the exercise of outstanding options or warrants and conversion of preferred shares.

(3)

Of these shares, 1,663,642 are common shares held directly by Xponential, Inc., and 585,000 are common shares held directly by Select Partners, Ltd. Includes 3,050,000 convertible preferred shares held through PawnMart, Inc., and 1,900,000 common shares upon conversion of a convertible promissory note held through PawnMart, Inc., a wholly owned subsidiary of Xponential with the earliest conversion date being March 31, 2009 and October 15, 2009, respectively. As an officer and director of Xponential, Mr. Cummer may be deemed to indirectly beneficially own these shares; however, Mr. Cummer disclaims beneficial ownership of all common and preferred shares beneficially owned by Xponential.

(4)	Includes 50,000 shares covered by options that are currently exercisable or exercisable within 60 days of April 26, 2010, held by Mr. Thompson.

(5)

Of these shares, 285,750 are held as tenants in common with Mr. Castleman's wife, and 7,430 are held in Mr. Castleman's IRA account. Includes 50,000 shares covered by options that are currently exercisable or exercisable within 60 days of April 26, 2010, held by Mr. Castleman.

(6)

Of these shares, Mr. Wells' wife holds 500. Includes 9,649 shares held in Mr. Wells' ESOP and 405,000 shares covered by options that are currently exercisable or exercisable within 60 days of April 26, 2010, held by Mr. Wells.

(7)

Includes 2,879,400 shares covered by warrants and options, which are currently exercisable or exercisable within 60 days of April 13, 2009, and 4,050,000 shares deemed to be beneficial shares of Jeffrey A. Cummer as a result of the convertible preferred shares and convertible promissory note described in Note 3 above.

(8)

Of these shares, 17,054 are held in Mr. Walstad's 401(k) account, 43,000 are held in Mr. Walstad's IRA account and 73,884 shares held in Mr. Walstad's ESOP. Includes 1,350,400 shares covered by warrants and 810,000 options that are currently exercisable or exercisable within 60 days of April 26, 2010, held by Mr. Walstad.

(9)

Of these shares, 4,829 are held in Mr. Szilagyi's ESOP. Includes 2,000,000 shares covered by options that are currently exercisable or exercisable within 60 days of April 26, 2010 held by Mr. Szilagyi.

EMPLOYMENT AGREEMENT

On February 1, 2007, Robert E. Walstad retired from his position as Chief Executive Officer and Chairman of the Board of Directors. Prior to his retirement, Mr. Walstad entered into an employment contract on October 1, 2001. The contract term continued for a minimum period of three years and was subject to annual reviews. Mr. Walstad's salary was set annually by the Board. Other compensation, such as share option grants, was awarded periodically at the discretion of the Board upon annual good faith reviews. Mr. Walstad was entitled to the remaining portion of the contract payments made either in continuing monthly increments or in a lump sum if his position as Chairman and Chief Executive Officer is no longer in effect.

In connection with Mr. Walstad's retirement, the Company has entered into a separation agreement with Mr. Walstad, dated January 24, 2007. The separation agreement replaces in its entirety Mr. Walstad's employment agreement. Under the terms of the separation agreement, Mr. Walstad was entitled to receive a payment in the amount of $274,500, payable in equal, bi-weekly payments (less required withholding deductions including federal and state taxes and FICA) commencing on the first regularly scheduled pay date of the Company after the date of the separation agreement and continuing until the separation payment is paid in full on or before August 16, 2009. Stock options and warrants to purchase shares of the Company's common stock granted to Mr. Walstad prior to the date of the separation agreement will continue in effect and the Company will pay to Mr. Walstad his vested balance in the Company's Employee Stock Ownership Plan on August 16, 2009, upon termination of the ESOP Plan. In addition, on February 1, 2007, Mr. Walstad received options to purchase 60,000 shares of the common stock of the Company and on September 1, 2007 received options to purchase 60,000 shares of the common stock of the Company. The Company also agreed to remit to Mr. Walstad 90% of all commissions collected by Mr. Walstad as an agent to Capital Financial Services, Inc., a wholly owned subsidiary of the Company, to and including August 16, 2009.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS
VOTE "FOR" PROPOSAL NO. 1

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has selected Brady Martz to serve as independent auditors of the Company for the fiscal year ending December 31, 2010. The shareholders of the Company are being asked to ratify this selection at the Meeting. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Brady Martz as the Company's independent auditors for the fiscal year ending December 31, 2010.

The firm of Brady Martz has been the auditor for the Company since the Company's inception in October 1987. The Board has again selected Brady Martz to serve as the Company's independent auditors for the year ending December 31, 2009, subject to ratification by the shareholders, based on the recommendation of the Board's Audit Committee. While it is not required to do so, the Board is submitting the selection of that firm for ratification to ascertain the view of the shareholders. If the selection is not ratified, the Board will reconsider its selection. Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment of Brady Martz as independent auditor for the Company for the year ending December 31, 2010.

A representative of Brady Martz will be present at the Meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the Meeting.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS
VOTE "FOR" PROPOSAL NO. 2

OTHER MATTERS

The Company's management is not aware of any other matters that may come before the Meeting. The proxies named in the accompanying Proxy form will vote said Proxy in accordance with their judgment if any other matter does properly come before the Meeting.

A copy of the Annual Report to shareholders is enclosed with this Proxy Statement. Copies of the Company's 10-K Annual Report are available upon request by contacting Jacqueline L. Case at the Company at 1 Main Street North, Minot, ND 58703.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
FOR NEXT ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2011 Meeting must be received by the Secretary of the Company, 1 Main Street North, Minot, North Dakota 58703, no later than December 14, 2010, for inclusion in the Proxy Statement and form of Proxy for such Meeting. If notice of any other shareholder proposal intended to be presented at the 2011 Annual Meeting of shareholders but not intended to be included in the Company's Proxy Statement and form of Proxy for such Meeting is not received by the Company on or before March 2, 2010, the Proxy solicited by the Board of the Company for use in connection with the Meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company's Proxy Statement for that Meeting of either the proposal or how such proxies intend to exercise their voting discretion.

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Company whether other persons are the beneficial owners of the Company's shares for which Proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company's shares.

This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed Proxy form and Notice of Annual Meeting and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company. The Company will reimburse banks and brokers who hold the Company's shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold those Company's shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

It is important that Proxies be returned promptly. Shareholders, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. By returning your form of Proxy promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

/s/ Jacqueline L. Case

Jacqueline L. Case

Secretary

Dated: April 27, 2010

EXHIBIT A

CAPITAL FINANCIAL HOLDINGS, INC.
Audit Committee Charter

PURPOSE

The Audit Committee ("Committee") is a committee of the Board of Directors ("Board) of Capital Financial Holdings, Inc. ("Corporation"). The primary function of the Committee will be to assist the Board in fulfilling its oversight responsibilities to the shareholders and the investment community. The purposes of the audit committee are:

a)	to oversee the accounting and financial reporting process of the Corporation and its internal control over financial reporting;

b)	to oversee the quality and integrity of the Corporation's financial statements and the independent audit thereof;

c)

to oversee, or, as appropriate, assist Board oversight of the Corporation's compliance with legal and regulatory requirements that relate to the Corporation's accounting and financial reporting, internal control over financial reporting and independent audits;

d)

to approve prior to appointment the engagement of the Corporation's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Corporation's independent auditors; and

e)	to act as liaison between the independent auditors, management and the full Board.

AUTHORITY

The Committee has the authority to engage independent counsel and advisors as it determines necessary to carry out its duties.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Corporation, as appropriate.

MEMBERSHIP

The Committee should consist of a minimum of two Directors, all of whom must be independent as defined by section 10A-3(b)(1) of the exchange act. There may be unexpected circumstances in which there are fewer than two Directors at which time the independent directors of the Board will appoint a new audit committee member as soon as reasonably possible. The independent directors of the Board will appoint committee members and the committee chair and may replace members of the Committee for any reason.

Independence requires that the audit committee member (1) not accept directly or indirectly any consulting, advisory or other compensatory fee from the Corporation or its subsidiaries, other than for Board and Committee service, and (2) not be an "affiliated person " of the Corporation or any of its subsidiaries.

The Board shall determine annually whether any member of the Committee is a "financial expert" as defined in the Sarbanes-Oxley Act Section 407.

Each member of the Committee has been placed in a position of trust and agrees that the member will not either directly or indirectly disclose to any person, firm or corporation or use for own personal benefit, any matters affecting or relating to the Company's business including, but not limited to, the names of and confidential information concerning the Company's trade secrets, manner of operations, electronic data processing systems, or any other information concerning the business of the employer, except as required by the duties of the Member.

MEETINGS

The Committee will meet four times annually or as frequently as circumstances require. All Committee members are expected to attend each meeting in person; however, members may attend telephonically, and the Committee may also act by written consent, to the extent permitted by law and by the Corporation's by-laws. Members of management, auditors or others may be asked to attend meetings and provide pertinent information as necessary.

The Committee shall have the authority to meet privately, and shall prepare and retain minutes of these meetings and appropriate documentation of decisions made.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

RESPONSIBILITIES

To fulfill these responsibilities, the Audit Committee shall perform the following duties:

a)

To review and discuss the Corporation's quarterly and annual financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", with management and the independent auditors prior to the filing of the Corporation's quarterly report on Form 10-Q and annual report on the 10-K, including a discussion with the independent auditors of the matters required by Statement of Auditing Standards No. 61, as amended.

b)	To appoint or replace the Corporation's independent auditors and approve all fees payable to the independent auditors. The independent auditors shall report directly to the Committee.

c)	To review the performance of the independent auditors and make recommendations to the Board regarding the appointment or termination of the Corporation's independent auditors.

d)

To evaluate those matters that affect the independence and capabilities of the independent auditors, and confirm the receipt of a statement from the independent auditors assuring their independence on an annual basis.

e)

To review and approve, in advance, fees proposed to be charged to the Corporation by the auditors for each audit and non-audit service that is not prohibited under the Sarbanes-Oxley Act. Non-audit services need not be approved in advance only if (i) the aggregate amount of all such non-audit services is not more than 5% of all amounts paid to the independent auditors during the fiscal year and (ii) they are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

f)

To review with the independent auditors information and comments with respect to the audit of the financial statements, any adjustments to such statements recommended by the auditors, and to review the auditor's opinion.

g)

The Committee should obtain and discuss with management and the independent auditors reports and analyses from management and the independent auditors concerning: critical accounting policies and practices of the Corporation; significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and any other material written communications between the independent auditors and management.

h)

To review with the independent auditors any difficulties encountered during the course of the audit process, including any restrictions on the scope of the independent auditors' activities or access to required information and any significant disagreements with management and management's response to such matters.

i)	To report its activities to the full Board on a regular basis and to make any recommendations as deemed appropriate.

j)	To review the Audit Committee Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

k)

To follow Whistleblower Policies established as a mechanism for employees to report concerns about questionable accounting, internal accounting control or audit matters confidentially to the Committee.

l)	To perform such other functions as required by law or assigned by the Board.

[Logo]	PROXY CARD

NAME ADDRESS CITY STATE ZIP

ANNUAL MEETING OF SHAREHOLDERS
JUNE 9, 2010

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Jeffrey A. Cummer and Gordon Dihle or either of them acting in the absence of the other, with full power of substitution, to act as attorneys and proxies of the undersigned to vote all shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Capital Financial Holdings, Inc. fka Integrity Mutual Funds, Inc., (the "Meeting"), to be held June 9, 2010, at 9:00 a.m. at the Sleep Inn, 2400 10th Street NW, Minot, ND, and at any and all adjournments and postponements thereof.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

1.	The election as directors of all nominees listed below (except as marked to the contrary).

		For	Withhold Authority

Vaune M. Cripe

Jeffrey A. Cummer

Myron D. Thompson

Gregory G. Philipps

2.	The ratification of the appointment of Brady, Martz & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2009.	For	Against	Abstain

IMPORTANT:This proxy must be completed, signed, and dated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. PLEASE DATE, SIGN, AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED STAMPED ENVELOPE.

Please sign exactly as name(s) appear(s) above. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Account	Shares
Signature and Title (if applicable)
Account	ShareBalance
Date
NAME ADDRESS CITY STATE ZIP
Signature, if held jointly

Date

The undersigned acknowledges receipt from the Company, before execution of this Proxy: (1) Annual Report to Shareholders, (2) Notice of the Meeting, and (3) Proxy Statement for the Meeting.